Exhibit 99.4

E-mail: simon.cubitt@rsmi.com.au

Direct line: 9261 9464

SOC: SET

19 December 2007

James Brennan, MBA

Vice President, Finance

Commonwealth Biotechnologies, Inc.

601 Biotech Drive

Richmond VA 23235

Dear Sir

Consent of Independent Auditors

We hereby consent to the use on Form 8-K/A (SEC File Nos. 001-13467 of Commonwealth Biotechnologies, Inc. of Our report dated December 5, 2006, related to The financial statement of Mimotopes PTY LTD as of June 30, 2006, and for the twelve months ending June 30, 2006 appearing in this Amendment No. 1 to Current Report on Form 8-K/A of Commonwealth Biotechnologies, Inc.

Yours faithfully

S C CUBITT
Partner